                                                                    Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8, dated June 22, 2001, of our report dated March 1, 2001, included in Webb Interactive Services, Inc.'s Form 10-KSB for the year ended December 31, 2000 and to all references to our firm included in this Registration Statement.


/s/ ARTHUR ANDERSEN LLP

Denver, Colorado
June 22, 2001